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                                                                    EXHIBIT 23.4

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Alkermes, Inc. on Form S-3 of our report dated May 24, 1996 appearing in the Annual Report on Form 10-K of Alkermes, Inc. for the year ended March 31, 1996, and to the reference to us under the heading, "Experts" in the Prospectus, which is part of this Registration Statement.

Deloitte & Touche LLP

Boston, Massachusetts
January 17, 1997